J.P. MORGAN INCOME FUNDS

JPMORGAN TRUST II

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund1
JPMorgan High Yield Fund
JPMorgan Limited Duration Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated November 30, 2010
to the Ultra Shares Prospectus dated July 1, 2010, as supplemented

Changes to the Ultra Shares. Effective immediately, the name of the Ultra Shares is changed to Class R6 Shares. Concurrent with the name change, the eligibility requirements for the Funds will change as specified below. In addition, the expense cap for the JPMorgan Short Duration Bond Fund will be lowered from 0.44% to 0.30% effective December 1, 2010. These changes are outlined in detail below.

Ultra Shares renamed Class R6 Shares. Effective immediately, all reference in the Prospectus to Ultra Shares will be change to Class R6 Shares.

Eligibility Requirements for Class R6 Shares. The first four paragraphs on page 41 of the Prospectus under “Who can buy shares?” under “Purchasing Fund Shares” is deleted in their entirety and replaced with the following:

Who can buy shares?

Class R6 Shares of the Funds may be purchased by retirement plans, certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager), certain direct investors, Section 529 college savings plans, the JPMorgan Diversified Fund, current and future JPMorgan SmartRetirement Funds and JPMorgan Access Funds, and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees (“Authorized Funds”).

Retirement Plans. With respect to Class R6 Shares, the only retirement plans that are eligible to purchase shares are group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans (collectively, Eligible Plans). To be eligible, shares must be held through plan level or omnibus accounts held on the books of a Fund. Class R6 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Discretionary Accounts. Class R6 Shares may also be purchased by accounts by an investor:

(i)	whose investments in a Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and (ii) whose Discretionary Account’s initial investment in a Fund is at least $5,000,000.

[1]	Ultra Shares (now Class R6 Shares) of the JPMorgan Government Bond Fund are not currently offered to the public.

SUP-INC-U-1110

Direct Investors. Class R6 Shares also may be purchased by investors who are individuals, institutions, trusts, and foundations whose initial investment is at least $15,000,000 per Fund (Direct Investors). Direct Investors do not include custody and other omnibus accounts held by a Financial Intermediary for the benefit of multiple underlying, unrelated investors.

College Savings Plans. To be eligible to invest in Class R6 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of a Fund.

In addition, the third paragraph under “How do I open an account?” on page 43 of the Prospectus under “Purchasing Fund Shares” is deleted and replaced with the following:

Class R6 Shares of a Fund are subject to a $5,000,000 minimum investment requirement for all Discretionary Account Investors and a $15,000,000 minimum investment requirement for all Direct Investors. There is no minimum investment requirement for Eligible Plans, Section 529 college savings plans, JPMorgan Diversified Fund, current and future JPMorgan SmartRetirement Funds and JPMorgan Access Funds, and Authorized Funds. If you are subject to an applicable minimum, you are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases. The Funds reserve the right to waive any initial investment minimum for Direct Investors. For further information on investment minimum waivers, call 1 800-480-4111.

Also in addition, the “Purchase and Sale of Fund Shares — Purchase minimums” in the Risk/Return section of each of the Funds in the Prospectus is deleted in its entirety and replaced with the following:

        Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

        There is no investment minimum for other eligible investors.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

And also the “Networking and Sub-Transfer Agency Fees” section on page 44 of the Prospectus is deleted in its entirety and replaced with the following:

Prior to November 30, 2010, the Funds may have entered into agreements with Financial Intermediaries which are still in effect pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. Beginning on or after November, 30, 2010, the Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Expense Cap Change for JPMorgan Short Duration Bond Fund. Also effective December 1, 2010, the contractual expense cap for the Class R6 Shares (formerly Ultra Shares) of JPMorgan Short Duration Bond Fund (the “Fund”) will be changed from 0.44% to 0.30%. Effective December 1, 2010, the “Annual Fund Operating Expenses” and “Example” tables for the Fund of the Prospectus will hereby be replaced with the corresponding tables below.

The tables and sections below replace the corresponding tables and sections on page 5 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R6
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.13
Shareholder Service Fees	NO	NE
Remainder of Other Expenses	0.	13
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	0.39
Fee Waivers and Expense Reimbursements[1]	(0.08)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.31

[1]	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.30% of the average daily net assets of Class R6 Shares. This contract continues through 11/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal the total annual fund operating expenses after fee waivers and expenses reimbursements shown in the fee table through 11/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
Class R6 Shares ($)	32	117	211	485

For the table on page 71, the second line for the Class R6 Shares of the Fund in the Prospectus is deleted and replaced with the following:

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Short Duration Bond Fund	R6	0.31%	0.39%

The third table on page 72 for the Class R6 Shares for the Fund in the Prospectus is deleted in its entirety and the following paragraphs and table are added after the table on page 74.

A Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assumes the following:

•	On 12/1/10, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the New Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan Short Duration Bond Fund

	Class R6
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
November 30, 2011	$32	5.00%	4.69%	4.69%
November 30, 2012	42	10.25	9.52	4.61
November 30, 2013	44	15.76	14.56	4.61
November 30, 2014	46	21.55	19.85	4.61
November 30, 2015	48	27.63	25.37	4.61
November 30, 2016	50	34.01	31.15	4.61
November 30, 2017	52	40.71	27.2	4.61
November 30, 2018	55	47.75	43.52	4.61
November 30, 2019	57	55.13	50.14	4.61
November 30, 2020	60	62.89	57.06	4.61

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE